[HODGES FUND LOGO]


                     Quietly & Consistently Growing Assets






















                               SEMI-ANNUAL REPORT
                            For the Six Months Ended
                               September 30, 2000

                               [HODGES FUND LOGO]


October 24, 2000

Dear Shareholder:

Since the end of March, the stock market has been in a decline. It seems that virtually every area of the market except the oils and utilities have suffered some kind of correction.

At a time like this - and we've had a number of severe corrections over the 40 years that we've been a participant in the market - the question arises, "Is this a long drawn-out bear market, or is it just another painful adjustment?" Only one of the declines, the one from 1972-1974, turned out to be extended. All of the others have adjusted quickly and returned to a more favorable environment within months. We believe this one will be the same. The reason for lining up on that side of the question is that business is good, the country is having a growth spurt, and inflation is basically under control, although accelerating to a small extent.

Much of the decline has been centered on the high tech segment of the market, but it has had a negative impact on all areas. Our thesis is that when "everything" declines in price regardless of growth rate, price earnings ratio, book value, and dividend payout, some of the companies become undervalued and, consequently, represent opportunity for recovery. And, when a decline like this one runs its course and recovery begins, the best percentage gains come quickly. Consequently, anyone who has stepped aside with the idea of getting back in when things "look better" misses the easiest and best gains. We think that will be the scenario once again.

The question begs to be answered, "Why has the market taken such a hit?" To us it is simply a matter that the growth rate in the high tech arena has been so fast and so unusual that most every investor wanted to be represented in the group, and it was carried to the extreme.

Is the growth of the high tech segment of the economy for real? In our opinion it is. We are not certain that we know exactly how to evaluate the companies, though. But, we've never seen a time when the revenues at so many diverse companies are increasing so rapidly. That spells opportunity, but it also carries risk in cases where the prices become too rich. We think from the standpoint of investing that it necessitates a judicious amount of money be invested in these high-growth type stocks, but be counterbalanced with what could be described as old economy companies, too. That has been our strategy in the past and will continue to be in the future. We own rapidly growing companies like Sun Microsystems, Juniper Networks, Sandisk Corp., Network Appliance, and Texas Instruments, but also core growth companies with more modest growth rates, like Home Depot, Wal-Mart Stores, Starbucks Corp., McDonalds Corp., and Southwest Airlines. These two areas are counterbalanced with out-of-favor stocks such as NCI Building Systems, Texas Industries, Earthgrains Co., Cutter & Buck, Sharper Image, and CBRL Group. These three lists are just a sampling of the fifty or so companies in which the Fund has invested and currently owns.

We conclude this letter sharing with you a strong conviction that we will see recovery, and that as investors we are best served by riding out the rough market and being invested when the turn comes. Of course, there are no guarantees, but the preponderance of evidence from history suggests, as the dean of investing, Sir John Templeton, has said, "Good markets are followed by bad markets and bad markets are followed by good markets."

Thanks for being a shareholder in the Hodges Fund. We are available for calls if you have questions.

Best regards,

/s/ Don W. Hodges                            /s/ Craig D. Hodges

Don Hodges                                   Craig Hodges

                                   HODGES FUND

SCHEDULE OF INVESTMENTS at September 30, 2000 (Unaudited)

SHARES                                                                  VALUE
------                                                                  -----
COMMON STOCKS: 98.3%
AIRLINES: 4.4%
 15,000   AMR Corp.*                                                  $  490,312
 35,000   Southwest Airlines Co.                                         848,750
                                                                      ----------
                                                                       1,339,062
                                                                      ----------
CLOTHING/SHOE/ACCESSORY STORES: 1.5%
 38,000   Cutter & Buck, Inc.*                                           472,625
                                                                      ----------
COMMUNICATION: 6.9%
    500   Broadcom Corp.*                                                121,875
  2,000   Critical Path, Inc.* (DELTA)                                   121,500
 12,000   Echostar Communications Corp. - Class A*                       633,000
 50,000   InterVoice-Brite, Inc.*                                        525,000
  6,000   JDS Uniphase Corp.*                                            568,125
  3,000   Palm, Inc.*                                                    158,812
                                                                      ----------
                                                                       2,128,312
                                                                      ----------
COMPUTERS, SOFTWARE & TECHNOLOGY: 28.3%
  5,000   Cisco Systems, Inc.*                                           276,250
  3,500   i2 Technologies, Inc.*                                         654,719
150,000   Intrusion.Com, Inc.*                                         1,781,250
  3,000   Juniper Networks, Inc.*                                        656,812
  7,500   Microsoft Corp.*                                               451,875
  3,000   Network Appliance, Inc.*                                       382,125
  9,000   Oracle Corp.*                                                  708,750
 30,000   Perot Systems Corp. - Class A*                                 322,500
  6,000   Sandisk Corp.*                                                 400,500
 20,000   Sun Microsystems, Inc.*                                      2,335,000
260,800   Tyler Technologies, Inc.*                                      521,600
 31,683   USinternetworking, Inc.*                                       211,385
                                                                      ----------
                                                                       8,702,766
                                                                      ----------
CONSTRUCTION: 6.6%
 70,000   Encore Wire Corp.*                                             498,750
 46,000   NCI Building Systems, Inc.*                                    672,750
 15,001   Palm Harbor Homes, Inc.*                                       206,264
 20,000   Texas Industries, Inc.                                         637,500
                                                                      ----------
                                                                       2,015,264
                                                                      ----------
ENERGY: 1.5%
 10,000   Tidewater, Inc.                                                455,000
                                                                      ----------
ENTERTAINMENT: 6.0%
100,000   Grand Adventures Tour Travel Corp.*                            237,500
 20,000   International Speedway Corp. - Class A                         780,000
 40,000   Speedway Motorsports, Inc.*                                    832,500
                                                                      ----------
                                                                       1,850,000
                                                                      ----------
FINANCIAL: 10.4%
 50,000   Charles Schwab Corp.                                         1,775,000
 60,000   E*Trade Group, Inc.*                                           986,250
 12,500   Knight Trading Group, Inc.*                                    450,000
                                                                      ----------
                                                                       3,211,250
                                                                      ----------
FOOD: 8.0%
 30,000   CBRL Group, Inc.                                               431,250
 19,300   Earthgrains Co.                                                355,844
 10,000   IBP, Inc.                                                      183,125
 10,000   McDonald's Corp.                                               301,875
 30,000   Starbucks Corp.*                                             1,201,875
                                                                      ----------
                                                                       2,473,969
                                                                      ----------
INTERNET: 5.2%
 20,000   America Online, Inc.*                                        1,075,000
 15,000   VerticalNet, Inc.*                                             526,875
                                                                      ----------
                                                                       1,601,875
                                                                      ----------
PUBLISHING & COMMUNICATION: 1.3%
 22,000   A.H. Belo Corp. - Class A                                      405,625
                                                                      ----------
REAL ESTATE INVESTMENT TRUSTS: 0.5%
135,000   Prison Realty Corp.                                            160,313
                                                                      ----------
RETAIL: 10.1%
270,400   Calloway's Nursery, Inc.*                                      371,800
 20,000   Costco Wholesale Corp.*                                        698,750
 20,000   Home Depot, Inc.                                             1,061,250
 20,000   Wal-Mart Stores, Inc.                                          962,500
                                                                      ----------
                                                                       3,094,300
                                                                      ----------
SEMICONDUCTOR: 4.3%
  6,000   Dallas Semiconductor, Inc.                                     197,250
  4,000   International Rectifier Corp.*                                 202,250
  2,000   Micron Technology, Inc.*                                        92,000
 17,500   Texas Instruments, Inc.                                        825,781
                                                                      ----------
                                                                       1,317,281
                                                                      ----------
SERVICES: 2.7%
 55,000   Children's Comprehensive Services, Inc.*                       189,063

                                   HODGES FUND

SCHEDULE OF INVESTMENTS at September 30, 2000 (Continued) (Unaudited)

SHARES                                                                 VALUE
------                                                                 -----
225,000   Dwyer Group, Inc.*                                        $   562,500
 10,000   Wackenhut Corrections Corp.*                                   78,125
                                                                    -----------
                                                                        829,688
                                                                    -----------
VENTURE CAPITAL: 0.6%
100,000   Massey Burch Venture Fund I*                                  173,773
                                                                    -----------
TOTAL COMMON STOCKS (Cost $25,598,139)                               30,231,103
                                                                    -----------

SHARES                                                                  VALUE
------                                                                  -----
PREFERRED STOCK: 0.4%
  6,750   Prison Realty Corp., Series B, convertible
            preferred (cost $0)                                         128,250
                                                                    -----------

CONTRACTS                                                               VALUE
---------                                                               -----
LONG EQUITY OPTIONS: 0.9%
          COMMON STOCKS/EXPIRATION DATE/EXERCISE PRICE
    100   America Online, Inc. / Oct / $50.00 Call                       46,000
    100   Dallas Semiconductor Corp. / Oct / $30.00 Call                 31,875
     50   General Motors Corp. / Dec / $60.00 Call                       38,750
     50   General Motors Corp. / Jan / $60.00 Call                       44,062
    100   IBP, Inc. / Feb / $12.50 Call                                  62,500
     20   Nasdaq 100 Index / Oct / $39.50 Call                           62,000
     50   Texas Instruments, Inc. / Oct / $60.00 Call                     2,969
                                                                    -----------
TOTAL LONG EQUITY OPTIONS
  (Cost $672,555)                                                       288,156
                                                                    -----------

PRINCIPAL AMOUNT                                                        VALUE
----------------                                                        -----
SHORT-TERM INVESTMENT: 1.6%
MONEY MARKET INVESTMENT: 1.6%
$479,803  Firstar Stellar Treasury Fund (cost $479,804)             $   479,804

TOTAL INVESTMENTS IN SECURITIES (Cost $26,750,497+):  101.2%         31,127,313
Liabilities in excess of Other Assets: (1.2)%                          (367,718)
                                                                    -----------
NET ASSETS: 100.0%                                                  $30,759,595
                                                                    ===========

*    Non-income producing security.

+ At September 30, 2000, the basis of invest- ments for federal income tax purposes was the same as their cost for financial reporting pur- poses. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation                                 $  7,487,334
     Gross unrealized depreciation                                   (3,116,048)
                                                                   ------------
     Net unrealized appreciation                                   $  4,371,286
                                                                   ============

See accompanying Notes to Financial Statements.

                                   HODGES FUND

SCHEDULE OF CALL OPTIONS WRITTEN at September 30, 2000 (Unaudited)

CONTRACTS                                                               VALUE
---------                                                               -----

SUBJECT TO CALL
COMMON STOCKS/EXPIRATION DATE/EXERCISE PRICE
     30   JDS Uniphase Corp. / Oct / $135.00 Call                      $   (563)
     30   Juniper Networks, Inc. / Oct / $220.00 Call                   (54,000)
                                                                       --------
TOTAL CALL OPTIONS WRITTEN (Premiums received $49,033)                 $(54,563)
                                                                       ========

See accompanying Notes to Financial Statements.

                                   HODGES FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2000 (Unaudited)

ASSETS
  Investments in securities, at value (cost $26,750,497) .....     $ 31,127,313
  Cash .......................................................              452
  Receivables:
    Securities sold ..........................................           76,885
    Fund shares sold .........................................           14,938
    Dividends and interest ...................................            3,546
Prepaid expenses and other assets ............................           14,978
                                                                   ------------
Total assets .................................................       31,238,112
                                                                   ------------

LIABILITIES
  Options written, at value (proceeds $49,033) ...............           54,563
  Payables:
    Securities purchased .....................................          292,499
    Fund shares redeemed .....................................           60,206
    Due to Advisor ...........................................           22,221
    Distribution fees ........................................           20,326
    Administration fees ......................................            5,229
  Accrued expenses ...........................................           23,473
                                                                   ------------
    Total liabilities ........................................          478,517
                                                                   ------------
NET ASSETS ...................................................     $ 30,759,595
                                                                   ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($30,759,595/2,056,655 shares outstanding; unlimited
  number of shares authorized without par value) .............     $      14.96
                                                                   ------------

COMPONENTS OF NET ASSETS
  Paid-in capital ............................................     $ 24,602,986
  Accumulated net investment loss ............................         (250,056)
  Accumulated net realized gain on investments ...............        2,035,379
  Net unrealized appreciation on investments .................        4,371,286
                                                                   ------------
    Net assets ...............................................     $ 30,759,595
                                                                   ============

See accompanying Notes to Financial Statements.

                                   HODGES FUND

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2000 (Unaudited)

INVESTMENT INCOME
  Income
    Dividends ..................................................    $    15,205
    Interest ...................................................         13,762
                                                                    -----------
      Total income .............................................         28,967
                                                                    -----------
  Expenses
    Advisory fees ..............................................        136,486
    Distribution fees ..........................................         40,143
    Administration fees ........................................         32,114
    Custody fees ...............................................         14,075
    Fund accounting fees .......................................         13,640
    Transfer agent fees ........................................         12,011
    Audit fees .................................................         10,201
    Registration expense .......................................          9,463
    Reports to shareholders ....................................          4,026
    Trustee fees ...............................................          3,723
    Legal fees .................................................          2,330
    Miscellaneous ..............................................            811
                                                                    -----------
    Total expenses .............................................        279,023
                                                                    -----------
    NET INVESTMENT LOSS ........................................       (250,056)
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments .............................      2,306,097
  Net unrealized depreciation on investments ...................     (8,922,501)
                                                                    -----------
    Net realized and unrealized loss on investments ............     (6,616,404)
                                                                    -----------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....    $(6,866,460)
                                                                    ===========

See accompanying Notes to Financial Statements.

                                   HODGES FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                SIX MONTHS ENDED     YEAR ENDED
                                                  SEPTEMBER 30,       MARCH 31,
                                                     2000#              2000
                                                  ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss .........................   $   (250,056)    $   (269,030)
  Net realized gain on investments ............      2,306,097        1,609,919
  Net unrealized appreciation (depreciation)
    on investments ............................     (8,922,501)       3,238,632
                                                  ------------     ------------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ...............     (6,866,460)       4,579,521
                                                  ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain ......................         (2,000)      (1,764,834)
                                                  ------------     ------------
CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net assets derived
    from net change in outstanding shares (a) .     (1,216,351)         515,236
                                                  ------------     ------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS ...     (8,084,811)       3,329,923

NET ASSETS
  Beginning of period .........................     38,844,406       35,514,483
                                                  ------------     ------------
END OF PERIOD .................................   $ 30,759,595     $ 38,844,406
                                                  ============     ============

(a)  A summary of capital share transactions is as follows:

                                       SIX MONTHS ENDED                  YEAR ENDED
                                     SEPTEMBER 30, 2000#               MARCH 31, 2000
                                  -------------------------      -------------------------
                                   Shares          Value          Shares          Value
                                  --------      -----------      --------      -----------
Shares sold .................       82,732      $ 1,240,601       307,090      $ 5,047,617
Shares issued in reinvestment
  of distributions ..........           --               --       107,614        1,689,535
Shares redeemed .............     (162,367)      (2,456,952)     (393,785)      (6,221,916)
                                  --------      -----------      --------      -----------
Net increase (decrease) .....      (79,635)     $(1,216,351)       20,919      $   515,236
                                  ========      ===========      ========      ===========

#    Unaudited.

See accompanying Notes to Financial Statements.

                                   HODGES FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                  SIX MONTHS ENDED                          YEAR ENDED MARCH 31,
                                    SEPTEMBER 30,    --------------------------------------------------------------------
                                        2000#          2000          1999           1998           1997           1996
                                        -----          ----          ----           ----           ----           ----
Net asset value,
  beginning of period ............    $  18.18       $  16.79      $  14.44       $  13.20       $  12.87       $  11.55
                                      --------       --------      --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ............       (0.12)         (0.13)        (0.15)         (0.09)         (0.11)         (0.07)
  Net realized and unrealized
    gain (loss) on investments ...       (3.10)          2.36          3.05           4.79           1.85           3.42
                                      --------       --------      --------       --------       --------       --------
Total from investment
  operations .....................       (3.22)          2.23          2.90           4.70           1.74           3.35
                                      --------       --------      --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net realized gain .........          --          (0.84)        (0.55)         (3.46)         (1.41)         (2.03)
                                      --------       --------      --------       --------       --------       --------
Net asset value, end
  of period ......................    $  14.96       $  18.18      $  16.79       $  14.44       $  13.20       $  12.87
                                      ========       ========      ========       ========       ========       ========

Total return .....................      (17.71)%        14.13%        21.11%*        41.26%*        14.18%*        32.33%*

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(millions) .......................    $   30.8       $   38.8      $   35.5       $   32.4       $   19.4       $   13.3
Ratio of expenses to
  average net assets .............        1.73%+         1.75%         1.92%          1.96%          2.14%          2.08%
Ratio of net investment
  loss to average net assets .....       (1.55)%+       (0.77)%       (0.99)%        (0.76)%        (0.95)%        (0.61)%

Portfolio turnover rate ..........       52.98%        126.05%       129.86%         94.05%        115.77%        124.89%

* Sales load is not reflected in the total return number. Effective April 20, 1999, the Fund no longer imposed a sales load.
+  Annualized.
#  Unaudited.

See accompanying Notes to Financial Statements.

                                   HODGES FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

     Hodges Fund (the "Fund") is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund's primary investment objective is long-term capital appreciation. The Fund began operations on October 9, 1992.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

   A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

   B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

   D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

   E. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL

                                HODGES FUND

   DISTRIBUTIONS BY INVESTMENT COMPANIES. For the year ended March 31, 2000, the Fund decreased paid-in capital by $269,030 due to the Fund experiencing a net investment loss during the year. Net realized loss and net assets were not affected by this change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the six months ended September 30, 2000, Hodges Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.85% based upon the average daily net assets of the Fund. For the six months ended September 30, 2000, the Fund incurred $136,486 in Advisory fees.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Under $15 million             $30,000
     $15 to $50 million            0.20% of average daily net assets
     $50 to $100 million           0.15% of average daily net assets
     $100 to $150 million          0.10% of average daily net assets
     Over $150 million             0.05% of average daily net assets

     For the six months ended September 30, 2000, the Fund incurred $32,114 in Administration fees.

     First Dallas Securities, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Advisor.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator.

                                   HODGES FUND

NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. During the six months ended September 30, 2000, the Fund paid fees of $40,143 to the Distributor.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from sales of securities, excluding U.S. Government obligations and short-term securities, for the six months ended September 30, 2000, were $17,632,051 and $16,820,784, respectively.

================================================================================

                                     Advisor
                         HODGES CAPITAL MANAGEMENT, INC.
                            2905 Maple Avenue Dallas,
                           Texas 75201 (877) 232-1222

                                   Distributor
                          FIRST DALLAS SECURITIES, INC.
                            2905 Maple Avenue Dallas,
                           Texas 75201 (800) 388-8512

                                    Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 Transfer Agent
                          AMERICAN DATA SERVICES, INC.
                                  P.O. Box 5536
                      Hauppauge, New York 11788-0132 (800)
                                    282-2340

                                    Auditors
                       TAIT, WELLER & BAKER 8 Penn Center
                         Plaza, Suite 800 Philadelphia,
                               Pennsylvania 19103

                                  Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER LLP
                       345 California Street, 29th Floor
                        San Francisco, California 94104

================================================================================

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.